Contents
Report to Shareowners	 	                         2
Statement of Assets and Liabilities		         3
Statement of Operations		                         4
Statements of Changes in Net Assets		         5
Financial Highlights		                         6
Portfolio of Investments		                 7
Notes to Financial Statements		                10
Report of Independent Public Accountants		14
Dividends and Distributions		                15
NAIC Growth Fund, Inc., Board of Directors		19
Shareowner Information		                        21







Report to Shareowners:
December 31, 2002
	For the third consecutive year, the stock market declined as measured by any of the popular averages. It was not a good environment for those investing in equities, including mutual funds. Stocks that appeared to become bargains continued to decline in price through the year with few equity prices ending 2002 with positive results. In hindsight, it was a good year for selling, but not a good one for buying.
	Paying attention to fundamentals was still a priority for the fund managers and with that in mind, several additions were made to existing positions in the portfolio. The fund managers bought at what were thought to be favorable valuations, but with the continued drop in stock prices, few were up by the end of the year. Following are the purchases and prices paid, with the closing price of the stock on December 31 shown in parenthesis:
        We purchased 4,000 Albertson's at 23.43 (22.26); 2,000 American International Group at 64.48 (57.85); 3,000 Bank One at 39.63 (36.55);
2,000 Colgate-Palmolive at 50.98 (52.43); 2,000 Comerica at 47.87 (43.24);
2,000 Conagra at 24.45 (25.01); 2,000 Emerson at 53.84 (50.85); 4,000
First Industrial Realty at 34.38 (28.00); 2,000 General Electric at 26.68 (24.35); 2,000 H.J. Heinz at 37.55 (32.87); 3,000 Merck at 57.31 (56.61);
5,000 Pfizer at 31.68 (30.57); 4,000 RPM at 15.22 (15.28) and 2,000
Synovus Financial at 27.54 (19.40).
	Sales resulted in a capital gain of approximately $1.2 million. The Fund reduced its position in Citigroup and sold its holdings in ADC Telecommunications, American Power Conversion, Bristol-Myers
Squibb, CenturyTel, Clayton Homes, Dana, EMC Corporation, Hon
Industries, Household International, McDonald's, Molex, OM Group and
Travelers.
	We are pleased to welcome Luke Sims, an attorney from Milwaukee who was elected to the Board of Directors at the annual meeting. Retiring from the Board was Cynthia Charles, who has served with distinction since the founding of the NAIC Growth fund. Cynthia was the past President and Chairman of the National Association of Investors and we will miss her counsel and guidance.
	The Board of Directors declared one dividend during the year that was paid on january 30, 2003 in the amount of $0.5412 per share.


Thomas E. O'Hara				         Kenneth S. Janke
 Chairman		                                  President



NAIC Growth Fund, Inc.
Statement of Assets and Liabilities
As of December 31, 2002

ASSETS

Investment securities
   -at market value (cost $9,014,884)			$16,474,661
Short-term investments
   -at amortized cost			                  4,195,637
Cash and cash equivalents			          1,101,180
Dividends & interest receivable 			     50,705
Prepaid insurance		  	                      9,436
Prepaid fees		  	                             33,273

			                                 21,864,892
LIABILITIES

Dividends payable		        1,225,329
Accounts payable		           84,242	  1,309,571

TOTAL NET ASSETS			                $20,555,321


SHAREOWNERS' EQUITY

 Common Stock-par value $0.001 per share;
   authorized 50,000,000 shares,
      outstanding 2,264,097 shares			$     2,264
Additional Paid-in Capital			         13,092,690
Undistributed net investment income			        590
Unrealized appreciation of investments			  7,459,777


SHAREOWNERS' EQUITY			                $20,555,321

NET ASSET VALUE PER SHARE			         $     9.08


See notes to financial statements





NAIC Growth Fund, Inc.
Statement of Operations
For the Year Ended December 31, 2002

INVESTMENT INCOME

     Interest	                                       $    81,760
     Dividends		                                   337,713

		                                           419,473
EXPENSES

     Advisory fees	                175,533
     Legal fees	                         78,590
     Transfer agent 	                 28,407
     Audit fees	                         18,000
     Insurance	                         17,600
     Other professional services	 12,000
     Directors' fees & expenses	         11,075
     Custodian fees	                 11,000
     Printing	                          8,638
     Mailing & postage	                  5,791
     Other fees & expenses	          5,707
     Annual sharehowners' meeting	  3,414

     Net Expenses		                           375,755

        Net investment income		                    43,718

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

     Realized gain on investments:
      Proceeds from sale
        of investment securities      3,164,734
      Cost of investment
        securities sold	              1,982,840
       Net realized gain on investments		         1,181,894

     Unrealized appreciation of investments:
      Unrealized appreciation at
        beginning of year	     11,952,273
      Unrealized appreciation at
        end of year	              7,459,777
       Net change in unrealized
	  appreciation on investments	               (4,492,496)
        Net realized and unrealized
          loss on investments	                       (3,310,602)

NET DECREASE FROM OPERATIONS	                    $  (3,266,884)

See notes to financial statements



NAIC Growth Fund, Inc.
Statements of Changes in Net Assets
For the years ended:
				  December 31, 2002    December 31, 2001
FROM OPERATIONS:

Net investment income	                $   43,718	    $    79,412
Net realized gain on investments	 1,181,894	      1,370,543
Net change in unrealized appreciation
    on investments	                (4,492,496)	    (1,854,878)
    Net decrease/increase from
      operations	                (3,266,884)	      (404,923)

DISTRIBUTIONS TO STOCKHOLDERS FROM:

Net investment income	                    43,435		 80,695
Net realized gain from
    investment transactions	         1,181,894	      1,370,543
	Total distributions	         1,225,329	      1,451,238

FROM CAPITAL STOCK TRANSACTIONS:

Dividend reinvestment	                   869,087	      1,607,357
Cash purchases	                           269,238		230,222
      Net increase from capital
        stock transactions	         1,138,325	      1,837,579
       Net increase/(decrease)
        in net assets	               (3,353,888)	       (18,582)

TOTAL NET ASSETS:

Beginning of year	               $23,909,209	    $23,927,791
End of year (including undistributed
    net investment income of $590
     and $307, respectively)	       $20,555,321	     23,909,209

Shares:
Shares issued to common stockholders under
    the dividend reinvestment and cash
     purchase plan	                   105,255		158,525

Shares at beginning of year	         2,158,842	      2,000,317

Shares at end of year	                 2,264,097	      2,158,842


See notes to financial statements





NAIC Growth Fund, Inc.
  Financial Highlights (a)
  For the years ended:


                                        2002    2001   2000   1999   1998

Net asset value at beginning of year   $11.08  $11.96 $11.22 $10.86 $9.56

Net investment income                     .02     .04    .09    .08   .12
  Net realized and unrealized gain
    (loss) on investments              (1.48)   (.25)   2.18    .76  1.68
Total from investment operations       (1.46)   (.21)   2.27    .84  1.80

Distribution from:
  Net investment income                 (.02)   (.04)  (.09)  (.09)  (.11)
  Realized gains                        (.52)   (.63) (1.44)  (.39)  (.39)
    Total distributions                 (.54)   (.67) (1.53)  (.48)  (.50)

Net asset value at end of period        $9.08  $11.08 $11.96 $11.22 $10.86

Per share market value,      Ask        10.60   10.75  11.00  10.25  10.75
    end of period            Bid         9.95   10.25  10.50  10.00  10.25

Total Investment Return Annualized:
Based on market value
    1 year                              2.10%   3.70%  30.90%  2.85%(25.42%)
    from inception                     10.86%  11.66%  12.57% 10.28% 11.30%
Based on net asset value
    1 year                            (13.81%) (1.59%) 27.27%  7.75% 18.84%
    from inception                     10.06%  12.42%  13.81% 13.15% 13.79%

Net Assets, end of year (000's)$20,555.3 $23,909.2 $23,927.8 $22,351.7 $20,701.2

Ratios to average net assets
    annualized:
Ratio of expenses to
    average net assets (b)              1.61%   1.57%   1.25%  1.00%  0.83%
Ratio of net investment income
    to average net assets (b)            .17%   0.32%   0.74%  0.70%  1.13%
Portfolio turnover rate                11.19%   1.77%  10.61%  4.20%  5.87%


(a) All per share data for 2000, 1999, and 1998 has been restated to reflect the effect of a 15% stock dividend which was declared on august 18, 2000 and paid on September 29, 2000 to shareholders of record on Sept. 18, 2000.
(b) For the years ended 2000, 1999, and 1998, the adviser voluntarily waived all or a portion of its fees. Had the adviser not done so in 2000, 1999, and 1998 the ratio of expenses to average net assets would have been 1.44%, 1.37%, and 1.39% and the ratio of net investment income to average net assets would have been 0.55%, 0.32%, and 0.57%, for each of these years.



NAIC Growth Fund, Inc.
Portfolio of Investments - December 31, 2002

%  Common Stock       Shares       Cost        Market

2.5    Auto Replacement

O'Reilly Auto*        20,000     242,606      $505,800

10.5   Banking

Bank One Corp.        10,000     331,370       365,500
Citigroup             15,000      53,760       527,846
Comerica, Inc.         9,000     353,210       389,160
Huntington Banc       24,200     221,907       452,782
Synovus Financial     22,000     196,008       426,800

2.3     Building  Products

Johnson Controls       6,000      96,895       481,020

3.0     Chemicals

Polyone Corp.         10,000      88,000        39,200
RPM                   22,000     251,148       336,160
Sigma Aldrich          5,000      94,937       243,500

3.9     Consumer Products

Colgate-Palmolive     10,000     200,450       524,300
Newell Rubbermaid      9,000     237,375       272,970

5.6     Electrical Equipment

Federal Signal        17,000     372,110       330,140
General Electric      22,000     378,341       535,700
Vishay Intertech*     25,000     245,379       279,500

2.0      Electronics

Diebold               10,000     269,187       412,200

10.2     Ethical Drugs

Eli Lilly              6,000      91,687       381,000
Johnson & Johnson      4,000      45,500       214,840
Merck & Co., Inc.     10,000     379,817       566,100
Pfizer, Inc.          23,000     442,195       703,110
Wyeth                  6,000      90,510       224,400

1.5      Financial Services

State Street Boston    8,000      75,500       312,000

6.8      Food

Albertson's           11,000     329,031       244,860
Conagra               14,000     254,915       350,140
Del Monte              4,466      33,553        34,388
Heinz, H.J.           10,000     309,522       328,700
McCormick & Co.       20,000     223,975       464,000

8.4      Hospital Supplies

Biomet Corp.          15,750     122,250       451,395
Invacare              10,000     245,375       333,000
Stryker Corp.         14,000     160,063       939,680

2.1      Industrial Services

Donaldson Co.         12,000     162,562       432,000

5.7      Insurance

AFLAC, Inc.           20,000     143,906       602,400
American Int'l Group  10,000     196,449       578,500

2.5      Machinery

Emerson Electric      10,000     335,278       508,500
Co.

4.8      Multi Industry

Carlisle               8,000     318,631       331,040
Pentair                7,000     171,894       241,850
Teleflex              10,000     277,938       428,900

1.9      Realty Trust

First Industrial      14,000     394,963       392,000
 Realty Trust

1.0      Semiconductor

Intel                 12,000     228,563       186,840

2.5      Soft Drinks

PepsiCo               12,000     205,374       506,640

2.9      Transportation

Sysco Corp.           20,000     142,750       595,800




80.1% Investment             $9,014,884    $16,474,661
       Securities


    Short-term Investments

20.4   United States Treasury Bill,
        Maturing 1/30/2003                  $4,195,637

 5.8   Misc. Cash Equivalents                1,194,594
26.2%                                       $5,390,231

Total Investments                          $21,864,892

(6.3%) All other assets less liabilities   (1,309,571)

100%  Total Net Assets                     $20,555,321




*Non-Income Producing Security




Top Ten Holdings - NAIC Growth Fund, 12/31/02


		               Market                 % of
Company	                        Value         Portfolio Investments

Stryker                       $939,680                4.6

Pfizer                         703,110                3.4

AFLAC                          602,400                2.9

Sysco                          595,800                2.9

American Int'l Group           578,500                2.8

Merck                          566,100                2.8

General Electric               535,700                2.6

Citigroup                      527,850                2.6

Colgate-Palmolive              524,300                2.6

Emerson Electric               508,500                2.5



See notes to financial statements




NAIC Growth Fund, Inc.
Notes to Financial Statements
(1)  ORGANIZATION
The NAIC Growth Fund, Inc. (the "Fund") was organized under Maryland law on April 11, 1989 as a diversified closed-end investment company under the Investment Company Act of 1940. The Fund commenced operations on July 2, 1990.

(2)  SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the significant accounting policies followed by the Fund not otherwise set forth in the notes to financial statements:

Dividends and Distributions - Dividends from the Fund's net investment income and realized net long- and short-term capital gains will be declared and distributed at least annually. Shareowners may elect to participate in the Dividend Reinvestment and Cash Purchase Plan (see Note 4).

Investments - Investments in equity securities are stated at market value, which is determined based on quoted market prices or dealer quotes.
Pursuant to Rule 2a-7 of the Investment Company Act of 1940, the Fund utilizes the amortized cost method to determine the carrying value of short-term debt obligations. Under this method, investment securities are valued for both financial reporting and Federal tax purposes at amortized cost, which approximates fair value.  Any discount or premium is amortized from
the date of acquisition to maturity.   Investment security purchases and sales
are accounted for on a trade date basis. Interest income is accrued on a daily basis while dividends are included in income on the ex-dividend date.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the united states requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes - The Fund intends to comply with the general qualification requirements of the Internal Revenue Code applicable to regulated investment companies. The Fund intends to distribute at least
90% of its taxable income, including net long-term capital gains, to its shareowners. In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income and 98% of its net realized capital gains plus undistributed amounts from prior years.


The following information is based upon Federal income tax cost of portfolio investments as of December 31, 2002:

	Gross unrealized appreciation            $  7,679,404
	Gross unrealized depreciation		     (219,627)

    	     Net unrealized appreciation         $  7,459,777

	Federal income tax cost	                 $  9,014,884

Expenses -The Fund's service contractors bear all expenses in connection with the performance of their services. The Fund bears all expenses incurred in connection with its operations including, but not limited to, management fees (as discussed in Note 3), legal and audit fees, taxes, insurance, shareowner reporting and other related costs. Such expenses will be charged to expense daily as a percentage of net assets. The Advisory Agreement provides that the Fund may not incur annual aggregate expenses in excess of two percent (2%) of the first Ten Million Dollars of the Fund's average net assets, one and one-half percent (1 1/2%) of the next Twenty Million Dollars of the average net assets, and one percent (1%) of the remaining average net assets for any fiscal year. Any excess expenses shall be the responsibility of the Investment Adviser, and the pro rata portion of the estimated annual excess expenses will be offset against the Investment Adviser's monthly fee.

A director of the Fund provides professional services to the fund. The fees for those services amounted to $12,000 for the year ended December 31, 2002.

(3)  MANAGEMENT ARRANGEMENTS
Investment Adviser - Growth Fund Advisor, Inc., serves as the Fund's Investment Adviser subject to the Investment Advisory Agreement, and is responsible for the management of the Fund's portfolio, subject to review by the board of directors of the Fund.
For the services provided under the Investment Advisory Agreement, the Investment Adviser receives a monthly fee at an annual rate of three-quarters of one percent (0.75%) of the average weekly net asset value of the Fund, during the times when the average weekly net asset value is at least $3,800,000. The Investment Adviser will not be entitled to any compensation for a week in which the average weekly net asset value falls below $3,800,000.

Custodian and Plan Agent -  Standard Federal Bank, NA  (SFB) serves as
the Fund's custodian pursuant to the Custodian Agreement.   As the Fund's
custodian, SFB receives fees and compensation of expenses for services provided including, but not limited to, an annual account charge, annual security fee, security transaction fee and statement of inventory fee. American Stock Transfer and Trust Company serves as the Fund's transfer agent and dividend disbursing agent pursuant to Transfer Agency and Dividend Disbursement Agreements. American Stock Transfer and Trust Company receives fees for services provided including, but not limited to, account maintenance fees, activity and transaction processing fees and reimbursement of out-of-pocket expenses such as forms and mailing costs.

(4)  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
The Fund has a Dividend Reinvestment and Cash Purchase Plan (the
"Plan") which allows shareowners to reinvest dividends paid and make additional contributions. Under the Plan, if on the valuation date the net asset value per share is lower than the market price at the close of trading on that day, then the Plan Agent will elect on behalf of the shareowners who are participants of the Plan to take the dividends in newly issued shares of the Fund's common stock. If net asset value exceeds the market price on the valuation date, the Plan Agent will elect to receive cash dividends, and will promptly buy shares of the Fund's common stock on whatever market is consistent with best price and execution. The number of shares credited to each shareowner participant's account will be based upon the average purchase price for all shares purchased.

(5)  DISTRIBUTIONS TO SHAREOWNERS
On December 5, 2002, a distribution of $0.5412 per share aggregating $1,225,329 was declared from net investment income and realized gains. The dividend will be paid on January 30, 2003, to shareowners of record December 27, 2002.

The tax character of distributions paid during 2002 and 2001 was as follows:

					2002                   2001
Distributions paid from:
     Ordinary income                 $   43,435            $   80,695
     Long-term capital gain           1,181,894             1,370,543
                                     $1,225,329            $1,451,238

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	                           $      590
Unrealized appreciation                                    $7,459,777


(6)  Investment transactions
Purchases and sales of securities, other than short-term securities for the year ended December 31, 2002, were $2,091,067 and $3,164,734, respectively.

(7)  FINANCIAL HIGHLIGHTS
The Financial Highlights present a per share analysis of how the Fund's net asset value has changed during the years presented. Additional quantitative measures expressed in ratio form analyze important relationships between certain items presented in the financial statements. The Total Investment Return based on market value assumes that shareowners bought into the Fund at the bid price and sold out of the Fund at the bid price. In reality, shareowners buy into the Fund at the ask price and sell out of the Fund at the bid price. Therefore, actual returns may differ from the amounts stated.






Report of Independent Public Accountants


To the Board of Directors and shareowners of NAIC Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities of NAIC Growth Fund, Inc., including the portfolio of investments, as of December 31, 2002, and the related statements of operations, changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements of Naic Growth Fund, Inc. as of December 31, 2001 and for the year then ended, and the financial highlights for each of the fours in the period then ended, were audited by other auditors who have ceased operations and whose report dated January 4, 2002 expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NAIC Growth Fund, Inc. as of December 31, 2002, the results of its operations, changes in its net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United
States of America.

							Plante & Moran, PLLC

January 7, 2003




NAIC Growth Fund, Inc.
 Dividends and Distributions:  Dividend Reinvestment and Cash Purchase
Plan

	We invite you to join the Dividend Reinvestment and Cash
Purchase Plan (the "Plan"), which is provided to give you easy and economical ways of increasing your investment in the Fund's shares. THOSE SHAREOWNERS WHO HAVE ELECTED TO PARTICIPATE
IN THE PLAN NEED NOT DO ANYTHING FURTHER TO MAINTAIN
THEIR ELECTION.

	American Stock Transfer and Trust Company will act as the Plan Agent on behalf of shareowners who are participants in the Plan.

	All shareowners of the Fund (other than brokers and nominees of financial institutions) who have not previously elected to participate in the Plan or who have terminated their election may elect to become participants in the Plan by filling in and signing the form of authorization obtainable from American Stock Transfer and Trust Company, the transfer agent for the Fund's shares and the shareowners' agent for the Plan, and mailing it to American Stock Transfer and Trust Company P.O. Box 922 Wall Street
Station, New York, NY 10038. The authorization must be signed by the registered shareowners of an account. Participation is voluntary and may be terminated or resumed at any time upon written notice from the participant received by the Plan Agent prior to the record date of the next dividend. Additional information regarding the election may be obtained from the Fund.

	Dividend payments and other distributions to be made by the Fund to participants in the Plan either will be paid to the Plan Agent in cash (which then must be used to purchase shares in the open market) or, will be represented by the delivery of shares depending upon which of the two options would be the most favorable to participants, as hereafter determined. On each date on which the Fund determines the net asset value of the shares (a Valuation Date), and which occurs not more than five business days prior to a date fixed for payment of a dividend or other distribution from the Fund, the Plan Agent will compare the determined net asset value per share with the market price per share. For all purposes of the Plan, market price shall be deemed to be the highest price bid at the close of the market by any market maker on the date which coincides with the relevant Valuation Date, or, if no bids were made on such date, the next preceding day on which a bid was made. The market price was $10.45 on December 31, 2002. If the net asset value in any such comparison is found to be lower than said market price, the Plan Agent will demand that the Fund satisfy its obligation with respect to any such dividend or other distribution by issuing additional shares to the Participants in the Plan at a price per share equal to the greater of the determined net asset value per share or ninety-five percent (95%) of the market price per share determined as of the close of business on the relevant Valuation Date. However, if the net asset value per share (as determined above) is higher than the market price per share, then the Plan Agent will demand that the Fund satisfy its obligation with respect to any such dividend or other distribution by a cash payment to the Plan Agent for the account of Plan participants and the Plan Agent then shall use such cash payment to buy additional shares in the open market for the account of the Plan participants, provided, however, that the Plan Agent shall not purchase shares in the "open market" at a price in excess of the net asset value as of the relevant Valuation Date. In the event the Plan Agent is unable to complete its acquisition of shares to be purchased in the "open market" by the end of the first trading day following receipt of the cash payment from the Fund, any remaining funds shall be used by the Plan Agent to purchase newly issued shares of the Fund's common stock from the Fund at the greater of the determined net asset value per share or ninety-five percent (95%) of the market price per share as of the date coinciding with or next preceding the date of the relevant Valuation Date.

	Participants in the Plan will also have the option of making additional cash payments to the Plan Agent, on a monthly basis, for investment in the Fund's shares. Such payments may be made in any amount from a minimum of $50.00 to a maximum of $1,000.00 per month.
The Fund may, in its discretion, waive the maximum monthly limit with respect to any participant. At the end of each calendar month, the Plan
Agent will determine the amount of funds accumulated. Purchases made from the accumulation of payments during any one calendar month will be made on or about the first business day of the following month (Investment
Date). The funds will be used to purchase shares of the Fund's common stock from the Fund if the net asset value of the shares is lower than the market price as of the Valuation Date which occurs not more than five business days prior to the relevant Investment Date. In such case, such shares will be newly issued shares and will be issued at a price per share equal to the greater of the determined net asset value per share or ninety-five percent (95%) of the market price per share. If the net asset value per share is higher than the market price per share, then the Plan Agent shall use such cash payments to buy additional shares in the open market for the account of the Plan participants, provided, however, that the Plan Agent shall not purchase shares in the "open market" at a price in excess of the net asset value as of the relevant Valuation Date. In the event the Plan Agent is unable to complete its acquisition of shares to be purchased in the "open market" by the end of the Investment Date, any remaining cash payments shall be used by the Plan Agent to purchase newly issued shares of the Fund's common stock from the Fund at the greater of the determined net asset value per share or ninety-five (95%) percent of the market price per share as of the relevant Valuation Date. All cash payments received by the Plan Agent in connection with the Plan will be held without earning interest. To avoid unnecessary cash accumulations, and also to allow ample time of receipt and processing by the Plan Agent, participants that wish to make voluntary cash payments should send such payments to the Plan
Agent in such a manner that assures that the Plan Agent will receive and collect Federal Funds by the end of the month. This procedure will avoid unnecessary accumulations of cash and will enable participants to realize lower brokerage commissions and to avoid additional transaction charges. If a voluntary cash payment is not received in time to purchase shares in any calendar month, such payment shall be invested on the next Investment
Date. A participant may withdraw a voluntary cash payment by written notice to the Plan Agent if the notice is received by the Plan Agent at least forty-eight hours before such payment is to be invested by the Plan Agent.

       American Stock Transfer and Trust Company as the Plan Agent will perform bookkeeping and other administrative functions, such as maintaining all shareowner accounts in the Plan and furnishing written confirmation of all transactions in the account, including information needed by shareowners for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant, and each shareowner's proxy will include those shares purchased pursuant to the Plan and of record as of the record date for determining those shareowners who are entitled to vote on any matter involving the Fund. In case of shareowners such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by such shareowners as representing and limited to the total number of shares registered in the shareowner's name and held for the account of beneficial owners who have elected to participate in the Plan.

	There are no special fees or charges to participants other than reasonable transaction fees and a termination fee of $15.00 plus 10 cents per share.

	With respect to purchases from voluntary cash payments, the Plan Agent will charge a pro rata share of the brokerage commissions, if any. Brokerage charges for purchasing small blocks of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, as the Plan Agent will be purchasing shares for all participants in larger blocks and prorating the lower commission rate thus applied.

	The automatic reinvestment of dividends and distributions will not relieve participants of any income tax liability associated therewith.

         Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment received and any dividend or distribution to be paid subsequent to a date specified in a notice of the change sent to all shareowners at least ninety days before such specified date. The Plan may also be terminated on at least ninety days written notice to all shareowners in the Plan. All correspondence concerning the Plan should be directed to American Stock Transfer and Trust
Company, P.O. Box 922 Wall Street Station, New York, NY 10038.




Directors Who Are Interested Persons of the Fund

Thomas E. O'Hara
Age 87
Chairman of the Board and Director
Term of office
one year.
Served as a director since 1989.

Principal Occupation(s) During Past 5 Years

Chairman Emeritus of the Board and Trustee of the National Association of Investors Corporation, a nonprofit corporation engaged in investment education ("NAIC") and Chairman Emeritus and Director of Growth Fund Advisor, Inc., the Fund's investment adviser (the "Investment Adviser") February, 2002 to present. Chairman and Trustee of NAIC and Chairman and Director of the Investment Adviser to February, 2002.

Number of Portfolios in Fund Complex Overseen by Director or
Nominee for Director**
One

Other Directorships Held by Director or Nominee for Director
None.

Kenneth S. Janke
Age 68
Director, President and Treasurer
Term of Office
one year.
Served as a director since 1989.

Principal Occupation(s) During Past 5 Years

Chairman and Trustee of NAIC and Chairman, Chief Executive Officer and Director of the Investment Adviser July, 2002. Chairman,
Chief Executive Officer and Trustee of NAIC and Chairman and Chief Executive Officer and Director of the Investment Adviser from
February, 2002 to July 2002. President and Director of the Investment Adviser to February, 2002.

Number of Portfolios in Fund Complex Overseen by Director or
Nominee for Director**
One

Other Directorships Held by Director or Nominee for Director
Director, AFLAC.

Lewis A. Rockwell
Age 84
Director and Secretary
Term of office
one year.
Served as a director since 1989.

Principal Occupation(s) During Past 5 Years

Counsel to the law firm of Bodman, Longley & Dahling LLP, counsel to the Fund, NAIC and the Investment Adviser; Trustee and Secretary of NAIC; Director and Secretary of the Investment Adviser.

Number of Portfolios in Fund Complex Overseen by Director or
Nominee for Director**
One

Other Directorships Held by Director or Nominee for Director
None.

Peggy L. Schmeltz
Age 75
Director
Term of office
one year.
Served as a director since 1989.

Principal Occupation(s) During Past 5 Years.

Adult Education Teacher; Trustee of NAIC; Director of Bowling Green State University Foundation Board. Former member of NYSE Advisory Committee.

Number of Portfolios in Fund Complex Overseen by Director or
Nominee for Director**
One

Other Directorships Held by Director or Nominee for Director
None.


*The address of each is the address of the Fund. Messrs. O'Hara, Janke and Rockwell and Mrs. Schmeltz are interested persons of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Mr. O'Hara is an interested person because he is a trustee of NAIC and a director of the Investment Adviser. Messrs. Janke and Rockwell are interested persons because they are trustees and officers of NAIC and directors and officers of the Investment Adviser, as noted above.
Mrs. Schmeltz is an interested person because she is a trustee of NAIC.

**The Fund is not part of any fund complex.

Carl A. Holth
Age 70
Director
Term of office
one year.
Served as a director since 1989.

Principal Occupation(s) During Past 5 Years

President and Director, Greater Detroit Capital Corporation; Financial Consultant and President of Carl A. Holth & Associates, Inc. (a private financial consulting and business appraisal firm); Director, Sunshine Fifty, Inc., and Harrison Piping Supply, Inc.

Number of Portfolios in Fund Complex Overseen by Director or
Nominee for Director**
One

Other Directorships Held by Director or Nominee for Director
None.

Benedict J. Smith
Age 82
Director
Term of office
one year.
Served as a director since 1989.

Principal Occupation(s) During Past 5 Years

Retired; Director and Treasurer, Detroit Executive Service Corps;
Director, Vista Maria (nonprofit charitable organization); Trustee, Henry Ford Health System, Behavioral Services.

Number of Portfolios in Fund Complex Overseen by Director or
Nominee for Director**
One

Other Directorships Held by Director or Nominee for Director
None

James M. Lane
Age 73
Director
Term of office
one year.
Served as a director since 1996.

Principal Occupation(s) During Past 5 Years

Retired; Director, Wheaton College, William Tyndale College,
Baseball Chapel, Inc. and Christian Camps, Inc.

Number of Portfolios in Fund Complex Overseen by Director or
Nominee for Director**
One

Other Directorships Held by Director or Nominee for Director
Chateau Communities, Inc. (Owner and operator of manufactured home communities)

Luke E. Sims
Age 53
Director
Term of office
one year.
Served as a director since 2002.

Principal Occupation(s) During Past 5 Years

Partner in the law firm of Foley & Lardner; Director, Wilson-Hurd Mfg. Co. and Notre Dame Middle School, Inc.

Number of Portfolios in Fund Overseen by Director or
Nominee for Director**
One

Other Directorships Held by Director or Nominee for Director
LaCrosse Footwear, Inc. (manufacturer and marketer of sporting and industrial footwear)


*The address of each is the address of the Fund.

*The Fund is not part of any fund complex.







NAIC Growth Fund, Inc.
Board of Directors

Thomas E. O'Hara
Chairman,
Highland Beach, FL


Lewis A. Rockwell
Secretary,
Grosse Pointe Shores, MI


Carl A. Holth
Director,
Clinton Twp., MI


Kenneth S. Janke
President,
Bloomfield Hills, MI


Benedict J. Smith
Director,
Birmingham, MI


James M. Lane
Director,
Highland Beach, FL


Peggy L. Schmeltz
Director,
Bowling Green, OH


Luke E. Sims
Director,
Milwaukee, WI







Shareowner Information

The ticker symbol for the NAIC Growth Fund, Inc., on the Chicago Stock Exchange is GRF. You may wish to visit the Chicago Stock Exchange web site at www.chicagostockex.com.

The dividend reinvestment plan allows shareowners to automatically reinvest dividends in Fund common stock without paying commission.
Once enrolled, you can make additional stock purchases through monthly cash deposits ranging from $50 to $1,000. For more information, request a copy of the Dividend Reinvestment Service for Stockholders of NAIC
Growth Fund, Inc., from American Stock Transfer and Trust Company,
P.O. Box 922 Wall Street Station, New York, NY 10038  Telephone 1-800-
937-5449

Questions about dividend checks, statements, account consolidation, address changes, stock certificates or transfer procedures write American Stock Transfer and Trust Company, P.O. Box 922 Wall Street Station, New York, NY 10038 Telephone 1-800-937-5449

Shareowners or individuals wanting general information or having questions, write NAIC Growth Fund, Inc., P.O. Box 220, Royal Oak,
Michigan 48068. Telephone 877-275-6242 or visit us at our website at www.naicgrowthfund.com.